Exhibit 99.1
Coursera Announces $500 Million Share Repurchase Program

Significant authorization reflects leadership’s confidence in the strength of Coursera’s business and the substantial value creation opportunity for its shareholders

MOUNTAIN VIEW, Calif. – May 18, 2026 – Coursera, Inc. (NYSE: COUR) today announced that its Board of Directors (the “Board”) has approved a share repurchase program under which Coursera is authorized to repurchase up to $500 million of the Company’s common stock. The size of the repurchase program underscores the confidence of Coursera’s leadership in the execution of its strategy, the strength of its future cash flow, and the scale of the global skilling opportunity ahead.

Coursera believes that its enhanced scale following its recent combination with Udemy, Inc., strong financial position, and expected future cash generation, particularly following the achievement of anticipated operating synergies, provide the Company with ample capacity to opportunistically return capital to shareholders, while also investing for durable long-term growth. Coursera expects to fund repurchases with existing cash balances and cash flow from operations.

Repurchases under the program may be made from time to time in the open market, with the amount and timing of repurchases to be determined at Coursera’s discretion, depending on market conditions, corporate considerations, and other factors. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including the pricing and volume requirements of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company may also, from time to time, enter into trading plans intended to qualify under Rule 10b5-1 of the Exchange Act to facilitate repurchases of its shares under this authorization. This program does not have a fixed expiration date, does not obligate Coursera to acquire any particular amount of common stock, and may be modified, suspended, or discontinued at any time at the discretion of the Board.

About Coursera

Coursera was launched in 2012 by Andrew Ng and Daphne Koller with a mission to provide universal access to world-class learning. Coursera partners with leading university and industry partners to offer a broad catalog of content and credentials, including courses, Specializations, Professional Certificates, and degrees. Coursera’s platform innovations — including AI-powered personalized guide and features, like Role Play and Course Builder, and role-based solutions like Skills Tracks — enable instructors, partners, and companies to deliver scalable, personalized, and verified learning. Institutions worldwide rely on Coursera to upskill and reskill their employees, students, and citizens in high-demand fields such as GenAI, data science, technology, and business, while learners globally turn to Coursera to master the skills they need to advance their careers. Coursera is a Delaware public benefit corporation and a B Corp. Coursera recently combined with Udemy to create one of the world’s most comprehensive skills development platforms. Together, the Coursera and Udemy platforms reach 290 million learners and 18,000 enterprise customers worldwide.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this press release that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding Coursera leadership’s confidence in the execution of its strategy, strength of its future cash flow, scale of global skilling opportunity ahead, and the substantial value creation opportunity for its shareholders; Coursera’s belief that its enhanced scale in light of its recent business combination with Udemy, Inc. (the “business combination”), strong financial position, and expected future cash generation following achievement of anticipated operating synergies provide Coursera with opportunity to return capital to shareholders and invest in durable long-term growth; the anticipated amount, manner, and timing of execution of the share repurchase program; that Coursera expects to utilize its existing cash and cash equivalents to fund repurchases under the share repurchase program; the expected benefits of the business combination and the outlook for our results of operations and financial condition (including potential synergies) following the business combination; the expansion of our market opportunity; the global demand to embrace new skills; anticipated growth rates; and our financial outlook, future financial and operational performance, and expectations; among others. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to attract, engage, and retain learners; our ability to increase sales of our offerings; our limited operating history; the relative nascency of online learning solutions and generative AI; risks related to market acceptance and demand for our offerings; our ability to maintain and expand our existing content creator relationships and to develop new partnerships with universities, industry leaders, and subject matter experts; our dependence on the supply of content created by our partners; risks related to our AI innovations and AI generally; risks related to the business combination, including our ability to retain and hire key personnel and maintain relationships with customers, vendors, and others with whom we do business as a result of the business combination; the impact of the business combination on our operating results and business generally; the outcome of any legal proceedings related to the business combination; the ability to successfully integrate Coursera’s and Udemy’s operations and business on a timely basis or otherwise in accordance with the standards and obligations applicable to the combined company as a public benefit corporation and as a B Corp.; our ability to implement our plans, forecasts, and other expectations with respect to the combined company’s business and realize expected synergies and other benefits of the business combination within the expected timeframe or at all; potential business disruptions arising from the business combination; our ability to compete effectively; adverse impacts on our business and financial condition due to macroeconomic or market conditions; our ability to manage our growth; regulatory and/or policy matters or changes impacting us or our content creators; risks related to intellectual property; cybersecurity and privacy risks and regulations; potential disruptions to our platform; risks related to operations, regulatory, economic, and geopolitical conditions; current and future legal and regulatory matters; the impact of actions to improve operational efficiencies and operating costs; our history of net losses and ability to achieve or sustain profitability; natural disasters, public health crises, or other catastrophic events; and our status as a certified B Corp, as well as the risks and uncertainties discussed in our most recently filed annual and quarterly reports on Forms 10-K and 10-Q and subsequent filings and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

Contacts

For investors: Cam Carey, ir@coursera.org
For media: Arunav Sinha, press@coursera.org

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